UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2008
National Consumer Cooperative Bank
(Exact name of registrant as specified in its charter)

United States of America
(12 U.S.C. section 3001 et seq.)	2-99779	52-1157795

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
601 Pennsylvania Avenue, N.W., North Building, Suite 750, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 349-7444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Retirement of a Named Executive Officer
On June 8, 2008, Charles H. Hackman, a Managing Director and the Chief Credit Officer of the National Consumer Cooperative Bank (“NCB”) announced his retirement from NCB, effective as of June 30, 2008. Mr. Hackman will continue to serve NCB as a consultant. Patrick N. Connealy will become the new Chief Credit Officer effective July 1, 2008. Mr. Connealy has been an employee of NCB since 1986 and will continue to serve as a Managing Director.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Consumer Cooperative Bank
(Registrant)

Date: June 12, 2008	By:	/s/ Richard L. Reed

Richard L. Reed
Executive Managing Director,
Chief Financial Officer

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